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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): October 17, 2002


                            Quaker City Bancorp, Inc.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                     0-22528                  95-444421
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(State or Other Jurisdiction         (Commission              (IRS Employer
      of Incorporation)             File Number)           Identification No.)


7021 Greenleaf Avenue, Whittier, California                      90602
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 (Address of Principal Executive Offices)                      (Zip Code)


       Registrant's telephone number, including area code: (562) 907-2200
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events.

     On October 17, 2002, the Board of Directors of Quaker City Bancorp, Inc. (the "Company"), authorized the additional repurchase of up to 5% (approximately 326,600 shares) of the Company's outstanding common stock. This authorization shall commence at the completion of the previously authorized stock repurchase program and shall terminate on July 31, 2004, unless sooner terminated by the Board of Directors. The stock will be repurchased in open market transactions and will be conducted in compliance with Rule 10b-18 under the Securities Exchange Act of 1934 and applicable Nasdaq rules.

     Attached hereto as Exhibit 99.1 and incorporated by reference herein is a copy of the October 22, 2002 press release announcing the extension of the stock repurchase program.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit No.                Description
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Exhibit 99.1               Press release dated October 22, 2002.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    QUAKER CITY BANCORP, INC.

Date:  November 4, 2002             By: /s/ Frederic R. (Rick) McGill
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                                        Frederic R. (Rick) McGill
                                        President and Chief Executive Officer


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                                  EXHIBIT INDEX


Exhibit No.                Description
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Exhibit 99.1               Press release issued October 22, 2002.



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